Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Loans receivable:
Total loans receivable	¥ 689,692	$ 108,228	¥ 424,810
Allowance for credit losses	(93,926)	(14,739)	(5,863)
Loans receivable, net	595,766	93,489	418,947
Financial Asset, Not Past Due [Member]
Loans receivable:
Loans receivable	536,758	84,229	261,434
Financial Asset, Past Due [Member]
Loans receivable:
Loans receivable	¥ 152,934	$ 23,999	¥ 163,376